UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): July 2, 2007

BLUE COAT SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28139	91-1715963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

420 North Mary Avenue

Sunnyvale, California 94085

(408) 220-2200

(Addresses, including zip code, and telephone numbers,

including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

2007 Annual Meeting to be held on October 2, 2007

The Board of Directors of Blue Coat Systems, Inc. (the “Company”) has set October 2, 2007, as the date for the 2007 annual meeting of the stockholders of the Company (the “2007 Annual Meeting”). The 2007 Annual Meeting will be held at 4 P.M., PDT, at the Company’s headquarters at 420 N. Mary Avenue, Sunnyvale, CA 94085, subject to adjournment as provided for in the By-laws of the Company, or at such other location as may be specified in the Proxy Statement for the 2007 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE COAT SYSTEMS, INC.

DATE: July 2, 2007	By:	/s/ Kevin S. Royal
	Name	Kevin S. Royal
	Title	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)